Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•	Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement as amended October 6, 2008.

•	Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Master Thrift Plan for Hourly Employees as amended October 6, 2008.

•	Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

•	Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.

•	Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-158846) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2009 Omnibus Incentive Plan.

•	Registration Statement (Form S-3, (No. 333-212120) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2016 Subordinated Note Issuance.

•	Registration Statement (Form S-4, (No. 333-226211) pertaining to the Registration Statement for the registration of BOK Financial Corporation's common stock.

of our reports dated February 27, 2020, with respect to the consolidated financial statements of BOK Financial Corporation and the effectiveness of internal control over financial reporting of BOK Financial Corporation included in this Annual Report (Form 10-K) of BOK Financial Corporation for the year ended December 31, 2019.

/s/ Ernst & Young LLP

Tulsa, Oklahoma
February 27, 2020